                                                                   exhibit 10.1




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                                  $140,000,000
                                CREDIT AGREEMENT
                            Dated as of May 24, 2000

                                      Among
                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                 THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF

                              THE BANK OF NEW YORK
                             as Administrative Agent

                              BANK OF AMERICA, N.A.
                              as Syndication Agent

                               FLEET NATIONAL BANK
                             as Documentation Agent

                              ROYAL BANK OF CANADA
                                   as Co-Agent

                            BNY CAPITAL MARKETS, INC.
                                       and
                         BANC OF AMERICA SECURITIES LLC
                              as Co-Lead Arrangers

                                       and

                            BNY CAPITAL MARKETS, INC.
                                 as Book Runner





===============================================================================

                                CREDIT AGREEMENT

                            Dated as of May 24, 2000

                  REINSURANCE GROUP OF AMERICA, INCORPORATED, as Borrower, the BANKS, THE BANK OF NEW YORK, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, FLEET NATIONAL BANK, as Documentation Agent and ROYAL BANK OF CANADA, as Co-Agent, agree as follows (with certain terms used herein being defined in Article 10):




                                    ARTICLE 1

                                 CREDIT FACILITY

     Section 1.01. Commitment to Lend. Upon the terms and subject to the conditions of this Agreement, each Bank severally agrees to make, from time to time during the period from the Agreement Date through the Termination Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's Commitment at such time. Subject to Section
1.06 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate Loans or Eurodollar Rate Loans of any permitted Type, or any combination thereof. The aggregate amount of the Commitments on the Agreement Date is $140,000,000.

     Section 1.02. Manner of Borrowing. (a) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 11:00 a.m. on, in the case of Base Rate Loans, the requested date for the making of such Loans, and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (ii) the Type or Types of Loans requested and (iii) the amount of each such Type of Loan, the aggregate of which amounts for all Types of Loans requested shall be not less than the lesser of (x) $2,500,000 and integral multiples of $500,000 in excess thereof and (y) the aggregate amount of the unused Commitments. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

         (b) Not later than 1:00 p.m. on each requested date for the making of Loans, each Bank shall, if it has received the notice contemplated by Section 1.02(a) in a timely fashion, make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the Loans to be made by such Bank on such date. Any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

         (c) If a Bank shall have received notice of the making of Loans in accordance with Section 1.02(b) hereof, then unless the Administrative Agent shall have received notice from a Bank prior to 1:00 p.m. on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been repaid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent may notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a).

         (d) All Loans made available to the Administrative Agent in accordance with Section 1.02(b) shall be disbursed by the Administrative Agent not later than 1:00 p.m. on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

     Section 1.03. Interest. (a) Rates. (i) Subject to Section 1.03(a)(ii), (A) each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to (1) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time plus the Applicable Base Rate Margin and (2) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin and (B) each other amount due and payable under the Loan Documents shall, to the maximum extent permitted by Applicable Law, bear interest at a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Base Rate Margin.

               (ii) During an Event of Default (and whether before or after judgment), each Loan (whether or not due) and, to the maximum extent permitted by Applicable Law, each other amount due and payable under the Loan Documents shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

         (b) Payment. Interest shall be payable, in the case of Loans that are
(i) Base Rate Loans, on each Interest Payment Date, (ii) Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period), (iii) any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted, and (iv) all other amounts due and payable under the Loan Documents, on demand. Interest at the Post-Default Rate shall be payable on demand.

         (c) Conversion and Continuation. (i) All or any part of the principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans, except that (A) Eurodollar Rate Loans may be converted only on the last day of an applicable Interest Period and (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

               (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Eurodollar Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

               (iii) Notwithstanding anything to the contrary contained in
Section 1.03(c)(i) or (ii), during a Default, the Administrative Agent may notify the Borrower that Loans may only be converted into or continued as Loans of certain specified Types and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

               (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurodollar Rate Loans no later than 11:00 a.m. on, in the case of a conversion into Base Rate Loans, the Business Day of, and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day before, the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c)(iv) and shall specify (A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

         (d) Maximum Interest Rate. Nothing contained in the Loan Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

     Section 1.04. Repayment. The Loans shall mature and become due and payable, and shall be repaid by the Borrower, in full on the Termination Date.

     Section 1.05. Prepayments. (a) Optional Prepayments. The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty (but subject to Section 7.04), except that any partial prepayment shall be in an aggregate principal amount of at least $2,500,000 and integral multiples of $500,000 in excess thereof. The Borrower shall give the Administrative Agent notice of each prepayment pursuant to this Section 1.05(a) no later than 11:00 a.m. on, in the case of a prepayment of Base Rate Loans, the Business Day of, and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day before, the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.05(a) and shall specify
(i) the date such prepayment is to be made and (ii) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.05(a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

         (b) Mandatory Partial Repayment. If a Change of Control shall be deemed to have occurred and one or more Banks shall have delivered a Repayment Notice, the Administrative Agent, upon notice to the Borrower, shall require the Borrower to, and the Borrower shall, prepay no later than the fifteenth day following the date such notice is given, the principal of and interest on the Loans and the Notes of, and all other amounts owing under the Loan Documents to, each such Bank specified in such notice; provided, however, that if Banks constituting the Required Banks shall have delivered Repayment Notices, the Administrative Agent, upon notice to the Borrower, shall require the Borrower to, and the Borrower shall, prepay, no later than the fifteenth day following the date such notice is given, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents.

     Section 1.06. Limitation on Types of Loans. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $1,000,000, (b) there shall not be, at any one time, more than six Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of Eurodollar Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans in the amounts and (subject to Section 1.11(e)) on the dates specified in Section 1.04.

     Section 1.07. Reduction of Commitments. (a) Optional Reduction.The Borrower may reduce the Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. on the fifth Business Day before the requested date of such reduction, except that, (a) no partial reduction of the Commitments shall be in an aggregate amount less than $10,000,000 and integral multiples of $5,000,000 in excess thereof and (b) no reduction may reduce the Commitments to an amount less than the aggregate amount of Loans outstanding. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced.

         (b) Automatic Reduction. If the Administrative Agent shall require that the Loans be prepaid in accordance with Section 1.05(b), the Commitment of each Bank to whom such prepayment is due and payable shall immediately terminate without further action by the Administrative Agent or any Bank.

     Section 1.08. Fees. (a) Facility Fees. The Borrower shall pay to the Administrative Agent for the account of each Bank a facility fee on the daily amount of such Bank's Commitment for each day from Agreement Date through the Termination Date at a rate per annum of the Applicable Facility Fee, payable on successive Interest Payment Dates, on the Termination Date and on the date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction).

         (b) Administrative Agent's Fees. The Borrower shall pay to the Administrative Agent, for its own account the fees payable under the Agent's Fee Letter. Such fees shall be payable in the amounts and at the times provided therein.

         (c) Fees Non-Refundable. None of the fees payable under this Section
1.08 shall be refundable in whole or in part.

     Section 1.09. Computation of Interest and Fees. Interest and the facility fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

     Section 1.10. Evidence of Indebtedness. Each Bank's Loans and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note payable to the order of such Bank which, at the request of a Bank with respect to its Note in accordance with Section 9.18, may be a Registered Note. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof.

     Section 1.11. Payments by the Borrower. (a) Time, Place and Manner. All payments due to the Administrative Agent under the Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or at such other address as the Administrative Agent may designate by notice to the Borrower. All payments due to any Bank under the Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Bank under the Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate

Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment by the Borrower shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person at such place, no later than 1:00 p.m. on such day.

         (b) No Reductions. All payments due to the Administrative Agent or any Bank under the Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except, subject to Section 1.11(c), for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

         (c) Taxes. If under Applicable Law any Tax is required to be withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment to the Administrative Agent or any Bank under the Loan Documents, the Borrower (i) shall (A), if so required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (B) indemnify the Administrative Agent and such Bank in accordance with the provisions of
Section 9.02(d) against its failure so to do and (ii) shall pay to the Administrative Agent or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by the Administrative Agent or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted by the Borrower, is equal to the full amount payable under the Loan Documents. If any Tax is withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment payable to the Administrative Agent or any Bank under the Loan Documents, the Borrower shall, as soon as possible after the date of such payment, furnish to the Administrative Agent or such Bank, as applicable, the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Administrative Agent or any Bank under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable by the Borrower to any taxing authority, the Borrower shall, within 30 days after any request from the Administrative Agent or such Bank, as applicable, furnish to the Administrative Agent or such Bank a certificate from such taxing authority, or an opinion of counsel acceptable to the Administrative Agent or such Bank, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

         (d) Taxes Payable by the Administrative Agent or any Bank. The Borrower shall, promptly upon request by the Administrative Agent or any Bank for the payment thereof, pay to the Administrative Agent or such Bank, as the case may be, (i) all Taxes (other than Bank Taxes) payable by the Administrative Agent or such Bank, as the case may be, with respect to any payment due to the Administrative Agent or such Bank under the Loan Documents and (ii) all Taxes payable by the Administrative Agent or such Bank as a result of payments made by such Borrower (whether made to a taxing authority or to the Administrative Agent or such Bank) pursuant to this Section 1.11(d).

         (e) Exemption from U.S. Withholding Taxes. There shall be submitted to the Borrower and the Administrative Agent, (i) on or before the first date that interest or fees are payable to such Bank under the Loan Documents, (A) if at the time the same are applicable, (1) by each Bank that is not a United States Person, two duly completed and signed copies of Internal Revenue Service Form W-8BEN, W8ECI or W-8IMY in any such case entitling such Bank to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Bank under the Loan Documents, or (2) by each bank that is a Non-US Bank, (x) a duly completed Internal Revenue Service Form W-8BEN and (y) a certification substantially in the Form of Schedule 1.11(e) that such Bank is a Non-US Bank or (B) if at the time any of the foregoing are inapplicable, duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law, and
(ii) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such form, if any, as entitles such Bank to exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law; provided, however, that if a form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States withholding tax in excess of zero, withholding tax at such rate shall be considered excluded from Taxes and provided further that if a Bank is not eligible to provide a form at the time such Bank first becomes a party to this Agreement, withholding tax at the full applicable statutory rate shall be considered excluded from Taxes. Each Bank shall promptly notify the Borrower and the Administrative Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (B) payments to it are or will be subject to withholding of United States federal income taxes to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Borrower or the Administrative Agent, each Bank that is a United States Person shall from time to time submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States Person and a duly completed Internal Revenue Service Form W-9.

         (f) Authorization to Charge Accounts. The Borrower hereby authorizes the Administrative Agent and each Bank, if and to the extent any amount payable by the Borrower under the Loan Documents (whether payable to such Person or to any other Person that is the Administrative Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the accounts of the Borrower with such Person or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency.

         (g) Extension of Payment Dates. Whenever any payment to the Administrative Agent or any Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the date any payment under the Loan Documents is due is extended (whether by operation of this Section 1.11(g), any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

     Section 1.12. Distribution of Payments by the Administrative Agent. (a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States.

         (b) Unless the Administrative Agent shall have received notice from the Borrower prior 11:00 a.m. on to the date on which any payment is due to the Banks under the Loan Documents that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

     Section 1.13. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of fees shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable.


                                    ARTICLE 2

                               CONDITIONS TO LOANS

     Section 2.01. Conditions to Initial Loans. The obligation of each Bank to make its initial Loan is subject to the determination of each Bank, in its sole and absolute discretion, that each of the following conditions has been fulfilled:

         (a) the Administrative Agent shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses
(i), (ii), (iii) and (vi), certified in a manner satisfactory to the Administrative Agent:

                  (i) a certificate of the secretary or an assistant secretary of the Borrower, dated the requested date for the making of such Loan, substantially in the form of Schedule 2.01(a)(i), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

                  (ii) a copy of the certificate of incorporation of the Borrower, certified, as of a recent date, by the Secretary of State or other appropriate official of the Borrower's jurisdiction of incorporation;

                  (iii) a good standing certificate with respect to the Borrower, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation;

                  (iv) an opinion of the General Counsel for the Borrower, dated the requested date for the making of such Loan, as to such matters as the Banks may reasonably request;

                  (v) an opinion of counsel for the Administrative Agent, dated the requested date for the making of such Loan, as to the enforceability of the Loan Documents;

                  (vi) a certificate in the form of Schedule 2.01(a)(vi), with such changes as the Administrative Agent shall approve;

                  (vii) a duly executed Note for each Bank;

                  (viii) evidence that fees payable on or prior to the requested date of such Loan pursuant to Section 1.08, and all amounts payable pursuant to Section 9.02 for which invoices have been delivered to the Borrower on or prior to such date, have been paid in full or will be paid in full concurrently with the disbursement of the proceeds of the Loans to be made on such date; and

                  (ix) such additional materials as any Bank may have requested pursuant to Section 5.01(g);

         (b) all fees payable on or prior to the requested date of such Loan pursuant to Section 1.08, and all amounts payable pursuant to Section 9.02 for which invoices have been delivered to the Borrower on or prior to such date, shall have been paid in full or arrangements satisfactory to the Administrative Agent shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of the Loans to be made on such date.

     Section 2.02. Conditions to Each Loan. The obligation of each Bank to make each Loan requested to be made by it, including its initial Loan, is subject to each of the following conditions being fulfilled:

         (a) the Administrative Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02;

         (b) each Representation and Warranty shall be true and correct at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof;

         (c) no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof;

         (d) such Bank shall have received such Information as it may have requested pursuant to Section 5.01(g);

         (e) such Loan will not contravene any Applicable Law applicable to such Bank; and

         (f) no Change of Control shall be deemed to have occurred.

         Except to the extent that the Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Banks prior to 5:00 p.m. on the Business Day before the requested date for the making of the requested Loans, that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of such Loans, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of the requested Loans shall affect the right of each Bank to not make the Loans requested to be made by it if, in such Bank's determination, such condition has not been fulfilled at such time.


                                    ARTICLE 3

                     CERTAIN REPRESENTATIONS AND WARRANTIES

         In order to induce each Bank to enter into this Agreement and to make each Loan requested to be made by it, the Borrower represents and warrants as follows:

     Section 3.01. Organization; Power; Qualification. The Borrower and each Subsidiary are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have the corporate power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign corporations, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for failures in respect of any of the foregoing which, singly or in the aggregate, have not had and will not have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

     Section 3.02. Subsidiaries. Schedule 3.02 sets forth, as of the Agreement Date, all of the Subsidiaries, their jurisdictions of incorporation and the percentages of the various classes of their Capital Securities owned by the Borrower or another Subsidiary and indicates which Subsidiaries are Consolidated Subsidiaries. The Borrower or another Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities indicated on Schedule 3.02 as owned by the Borrower or such Subsidiary. Except as provided on Schedule 3.02, all such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

     Section 3.03. Authorization; Enforceability; Required Consents; Absence of Conflicts. The Borrower has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents and to borrow hereunder in the unused amount of the Commitments. This Agreement has been, and each of the other Loan Documents when delivered to the Administrative Agent will have been, duly executed and delivered by the Borrower and is, or when so delivered will be, a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Borrower of the Loan Documents, and each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Borrower or any Subsidiary, to have been obtained or any Governmental Registration to have been made, or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Material Subsidiary under, (i) any Contract to which the Borrower or such Subsidiary is a party or by which the Borrower or such Subsidiary or any of their respective properties may be bound or (ii) any Applicable Law.

     Section 3.04. Taxes. The Borrower, each Material Subsidiary and each Domestic Subsidiary have (a) filed all Tax returns required to have been filed by it under Applicable Law, (b) paid all Taxes that are due and payable by it or have been assessed against it except for Taxes the failure to have paid which does not contravene Section 4.04 and (c) to the extent required by generally accepted accounting principles, reserved against all Taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid except for failures in respect of any of the foregoing which, singly or in the aggregate, have not had and will not have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

     Section 3.05. Litigation. There are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of the Borrower and its Subsidiaries, is there any basis therefor) against or in any other way relating to or affecting (a) the Borrower or any Subsidiary or any of their respective businesses or properties or (b) any Loan Document, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

     Section 3.06. Burdensome Provisions. Neither the Borrower nor any Subsidiary is a party to or bound by any Contract or Applicable Law, compliance with which might have a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan Document.

     Section 3.07. No Adverse Change or Event. Since December 31, 1999, no change in the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower or any Subsidiary has occurred, and no event has occurred or failed to occur, that has had or might have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan Document. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.

     Section 3.08. Additional Adverse Facts. No fact or circumstance is known to the Borrower, as of the Agreement Date, that, either alone or in conjunction with all other such facts and circumstances, has had or might have (so far as the Borrower and its Subsidiaries can foresee) a Materially Adverse Effect on
(a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan Document. If a fact or circumstance disclosed on the Schedules hereto should in the future have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document, such Materially Adverse Effect shall be a change or event subject to Section 3.07 notwithstanding such disclosure.

     Section 3.09. Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

     Section 3.10. Pari Passu Status. The Loans and other obligations of the Borrower to the Banks under the Loan Documents will at all times rank at least pari passu in priority of payment with all of the Borrower's other unsecured Indebtedness.


                                    ARTICLE 4

                                CERTAIN COVENANTS

         From the Agreement Date and until the Repayment Date,

         A. The Borrower shall and shall cause each Subsidiary to:

     Section 4.01. Preservation of Existence. Preserve and maintain its corporate existence, except that this Section 4.01 shall not apply to termination of its corporate existence pursuant to a merger or consolidation to which Section 4.13 does not apply or to the termination of the corporate existence of any Subsidiary that is not a Material Subsidiary.

     Section 4.02. Preservation of Rights and Properties. (a) Preserve and maintain all of its franchises, licenses, rights and privileges under Contract and Applicable Law material to the proper conduct of its business; and (b) preserve and maintain in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of its tangible property material to the proper conduct of its business.

     Section 4.03. Business Activities. Engage only in businesses in substantially the same fields as the businesses conducted by the Borrower and its Subsidiaries on the Agreement Date.

     Section 4.04. Payment of Taxes and Liabilities. Pay or discharge before they become delinquent all Taxes and all Liabilities that are or might become Liens on any of its properties, except that this Section 4.04 shall not apply to Taxes and Liabilities that are being contested in good faith by appropriate proceedings and for which adequate reserves, in an amount not less than the amount required by Generally Accepted Accounting Principles, have been provided.

     Section 4.05. Compliance With Applicable Laws and Contracts. Comply with all Applicable Laws and the terms of all Contracts to which it is a party or by which it or any of its properties may be bound, except that this Section 4.05 shall not apply to any non-compliance that (a) has been excused or expressly waived under the relative Applicable Law or Contract or (b) either alone or when aggregated with all other such non-compliances, would not have a Materially Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole.

     Section 4.06. Preservation of Loan Document Enforceability. Take all actions (including obtaining or making, as the case may be, and maintaining in full force and effect all consents and Governmental Approvals and Governmental Registrations) that are required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms.

     Section 4.07. Insurance. Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law.

     Section 4.08. Use of Proceeds. Use the proceeds of the Loans only for general corporate purposes. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U and Regulation X) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to such Bank.

         B. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly:

     Section 4.09. Indebtedness. Have any Indebtedness, at any time, except that this Section 4.09 shall not apply to (a) the Loans and (b) other Indebtedness provided that both prior to, and after giving effect to, the incurrence of such Indebtedness no Default would exist.

     Section 4.10. Guaranties. Be obligated, at any time, in respect of any Guaranty, except that this Section 4.10 shall not apply to (a) Existing Guaranties and (b) Permitted Guaranties.

     Section 4.11. Liens. Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.11 shall not apply to Permitted Liens, provided, however, that if, notwithstanding this
Section 4.11, any Lien to which this Section is applicable shall be created or arise, the Liabilities of the Borrower under the Loan Documents shall automatically be secured by such Lien equally and ratably with the other Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks' security interest shall be perfected, provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a Default by the Borrower in the performance or observance of this Section 4.11.

     Section 4.12. Restricted Payments. Make or declare or otherwise become obligated to make any Restricted Payment, except that this Section 4.12 shall not apply to any Restricted Payment if at both the time of the declaration or other incurrence of the obligation to make such Restricted Payment, if any, and the time of the making thereof, and immediately after giving effect thereto, a Default would not exist. This Section 4.12 shall not prohibit the payment of a dividend that constitutes a Restricted Payment if such Restricted Payment is made within 45 days of the declaration thereof and if this Section 4.12 did not apply to such Restricted Payment at the time of its declaration.

     Section 4.13. Merger or Consolidation. Merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this
Section 4.13 shall not apply to (a) any merger or consolidation of the Borrower with any one or more Persons, provided that the Borrower shall be the continuing Person, and (b) any merger or consolidation of any Subsidiary with any one or more other Subsidiaries, provided that, if either such Subsidiary is a Wholly Owned Subsidiary, the continuing Person shall, after giving effect to such merger or consolidation, be a Wholly Owned Subsidiary.

     Section 4.14. Disposition of Assets. Sell, lease, license, transfer or otherwise dispose of, in a single transaction or a series of transactions, all or a substantial portion of the assets of (i) the Borrower, (ii) RGA Re, (iii) RGA Canada or (iv) RCM.

     Section 4.15. Taxes of Other Persons. (a) File a consolidated tax return with any other Person other than, in the case of the Borrower, a Consolidated Subsidiary and, in the case of any such Subsidiary, the Borrower or a Consolidated Subsidiary, or (b) except as required by Applicable Law, pay or enter into any Contract (except for reimbursements of Taxes to ceding insurance or reinsurance companies pursuant to expense reimbursement clauses which are accepted as standard industry practice and are entered into in the normal course of business) to pay any Taxes owing by any Person other than the Borrower or a Consolidated Subsidiary.

     Section 4.16. Benefit Plans. (a) Have, or permit any of its ERISA Affiliates to have, any Benefit Plan other than an Existing Benefit Plan; (b) permit any Existing Benefit Plan to be amended in any manner that would cause the aggregate Unfunded Benefit Liabilities under all Existing Benefit Plans to exceed $10,000,000; or (c) permit any Existing Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

     Section 4.17. Transactions with Affiliates. Effect any transaction with any Affiliate that is (a) outside the ordinary course of business and not otherwise explicitly permitted under the Loan Documents or (b) on a basis less favorable than would at the time be obtainable for a comparable transaction in arm's-length dealing with an unrelated third party.

     Section 4.18. Limitation on Restrictive Covenants. Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Material Subsidiary to (a) pay dividends or make any other distributions on shares of its capital stock held by the Borrower or any other Subsidiary, (b) pay any obligation owed to the Borrower or any other Subsidiary, (c) make any loans or advances to or investments in the Borrower or in any other Subsidiary, (d) transfer any of its property or assets to the Borrower or any other Subsidiary or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.18 shall not apply to Permitted Restrictive Covenants.

     Section 4.19. Issuance or Disposition of Capital Securities. Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities of any Subsidiary, except that this Section 4.19 shall not apply to
(a) any issuance by the Borrower of any of its Capital Securities, (b) any issuance by a Subsidiary of any of its Capital Securities to the Borrower or a Wholly Owned Subsidiary, (c) any issuance by a Subsidiary of any of its Capital Securities to the holders of the common stock of such Subsidiary made pro rata to the relative amounts of such common stock held by such holders, (d) any disposition by the Borrower or any Subsidiary of any Capital Securities of a Subsidiary to the Borrower or a Wholly Owned Subsidiary and (e) any issuance by a Subsidiary that is not a Material Subsidiary of less than 50% of its Capital Securities.

     Section 4.20. Acquisitions. Acquire any business or property from, or Capital Security (other than any Capital Security of a Subsidiary) of, or be a party to any acquisition of, any Person except that this Section 4.20 shall not apply to (i) purchases or acquisitions of any Person or any property of any Person to the extent that the aggregate purchase price of any particular such purchase or acquisition, or group or series of related purchases or acquisitions shall not exceed 25%, and the aggregate purchase price for such purchase or acquisition, or group or series of related purchases or acquisitions together with all other purchases or acquisitions pursuant to this Section 4.20 shall not exceed 35%, of the Consolidated Net Worth of the Borrower immediately prior to such purchase or acquisition or (ii) purchases or acquisitions of specified groups or blocks of insurance policies from other insurance companies in transactions not involving the acquisition of the Capital Securities of such other insurance companies.

         C. The Borrower shall not:

     Section 4.21. Ratio of Consolidated Indebtedness to Consolidated Net Worth. Permit Consolidated Indebtedness to exceed 35% of the sum of (a) Consolidated Indebtedness and (b) Consolidated Net Worth at any time.

     Section 4.22. Statutory Surplus. Permit the combined Surplus of RCM and RGA Canada to be less than 80% of the sum of (a) the combined Surplus of RGA Re and RGA Canada at December 31, 1999 and (b) the sum of any contribution made to the capital or surplus of RGA Canada after December 31, 1999 and the greater of (i) any contributions made to the capital or surplus of RGA Re and (ii) any contributions made to the capital or surplus of RCM, in each case, after December 31, 1999; provided, however, if RGA Canada becomes a Wholly Owned Subsidiary of an Insurance Company (which is a Wholly Owned Subsidiary of the Borrower), the Borrower and the Administrative Agent agree to enter into discussions with a view toward amending this Section 4.22 so as to equitably reflect such change with the desired result that the criteria for evaluating the financial condition of the Borrower under this Section 4.22 shall be the same after such change as if such change had not been made.

     Section 4.23. Minimum Total Adjusted Capital. Permit the Total Adjusted Capital of each U.S.-domiciled Insurance Company that is a Subsidiary at any time to be less than 175% of the Company Action Level Risk Based Capital for such Insurance Company.


                                    ARTICLE 5

                                   INFORMATION

     Section 5.01. Information to Be Furnished. From the Agreement Date and until the Repayment Date, the Borrower shall furnish to each Bank (directly or by providing sufficient copies of such Information to the Administrative Agent):

         (a) Quarterly Financial Statements. As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ended March 31, 2000, unaudited consolidated and consolidating balance sheets of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period and the related unaudited consolidated and consolidating statements of income, retained earnings and consolidated cash flows of the Borrower and the Consolidated Subsidiaries in accordance with Generally Accepted Accounting Principles for such quarterly period (except in the case of the statement of cash flows) and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

         (b) Year-End Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2000, (i) audited consolidated statements of income, retained earnings and changes in financial position (or statement of cash flow, as the case may be) of the Borrower and its Consolidated Subsidiaries, for such year and the related audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, as at the end of such year, setting forth in each case in comparative form the corresponding consolidated figures and figures of the Borrower for the preceding fiscal year of the Borrower and (ii) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with Generally Accepted Accounting Principles, as at the end of, and for, such fiscal year.

         (c) Officer's Certificate as to Financial Statements and Defaults. At the time that financial statements are furnished pursuant to Section 5.01(a) or 5.01(b), a certificate of the president or chief financial officer of the Borrower (i) certifying as to the correctness of the representations and warranties with respect to such financial statements set forth in Section 5.02(b), (ii) setting forth any changes in and departures from Generally Accepted Accounting Principles, (iii) setting forth the calculations required to establish whether or not the Borrower was in compliance with Sections 4.21, 4.22, and 4.23, (iv) specifying the Subsidiaries that are, or shall be deemed to be, Material Subsidiaries in accordance with the definition thereof and (v) certifying that, based on an examination sufficient to enable the certifying officer to make an informed statement, no Default exists or, if a Default does exist, specifying the same by Section, giving the date the same occurred and the steps being taken by the Borrower or a Subsidiary with respect thereto.

         (d) Statutory Statements. As soon as available and in any event no later than the later of (i) 60 days after the close of each of the applicable accounting periods for which such Insurance Company is required to prepare and file Statutory Statements (other than the period ending on the last day of a fiscal year), commencing with any such period ending on or after March 31, 2000 and (ii) the time such Statutory Statements of the Insurance Companies are filed with the appropriate regulatory authorities, unaudited summary Statutory Statements (prepared in accordance with SAP) of RGA Re, RGA Canada, RCM and any other Insurance Company requested by a Bank (comparable from fiscal period to fiscal period) for each such fiscal period, accompanied by a certificate of the president or chief financial officer of the Borrower, which certificate shall state that such financial statements present the financial condition of such Insurance Companies in accordance with SAP.

         (e) Year-End Statutory Statements. As soon as available and in any event no later than the later of (i) 90 days after the end of each fiscal year of the Borrower commencing with the fiscal year ending December 31, 2000 and
(ii) the time the same are filed with the appropriate regulatory authorities, the unaudited and audited annual Statutory Statement of RGA Re, RGA Canada, RCM and such other Insurance Companies as requested by a Bank (prepared in accordance with SAP) for such year and as filed with the insurance department of the applicable jurisdiction, accompanied by (i) a certificate of the president or chief financial officer of the Borrower stating that said Statutory Statement presents the financial condition of such Insurance Company in accordance with SAP and (ii) a certificate of the valuation actuary of such Insurance Company, affirming the adequacy of reserves taken by such Insurance Company as at the end of such fiscal year.

         (f) Reports and Filings. (i) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or any Material Subsidiary, or the Board of Directors of the Borrower or any Material Subsidiary, by its independent certified public accountants, including any management letter; (ii) as soon as practicable, copies of all such financial statements and reports as the Borrower or any Subsidiary shall send to its stockholders and of all registration statements and all regular or periodic reports that the Borrower or any Subsidiary shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission.

         (g) Requested Information. From time to time and promptly upon reasonable request of any Bank, such Information regarding the Loan Documents, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Subsidiaries as such Bank may request, in each case in form and substance and certified in a manner reasonably satisfactory to the requesting Bank.

         (h) Notice of Defaults, Material Adverse Changes and Other Matters. Prompt notice of:

                  (i) any Default,

                  (ii) the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in Section 3.05 to be incorrect if made at such time,

                  (iii) the occurrence or nonoccurrence of any change or event that would cause the Representation and Warranty contained in Section
         3.07 to be incorrect if made at such time,

                  (iv) any reduction in the rating given by any nationally recognized rating agency to any securities issued by the Borrower or any of its Subsidiaries (including any change in the S&P Rating or the Moody's Rating),

                  (v) any event or condition referred to in clauses (i) through
         (vii) of Section 6.01(h), whether or not such event or condition shall constitute an Event of Default, and

                  (vi) any Change of Control being deemed to have occurred.

     Section 5.02. Accuracy of Financial Statements and Information. (a) Historical Financial Statements. The Borrower hereby represents and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of the financial statements submitted by the Borrower to the Banks in order to induce them to execute and deliver this Agreement, (ii) such financial statements are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles or SAP, as applicable, the consolidated and, in the case of any such financial statements prepared in accordance with Generally Accepted Accounting Principles, the consolidating financial position of the Borrower and/or the Consolidated Subsidiaries as at their respective dates and the consolidated and, in the case of any such financial statements prepared in accordance with Generally Accepted Accounting Principles, the consolidating results of operations, retained earnings and, as applicable, changes in financial position or cash flows of the Borrower and/or such Subsidiaries for the respective periods to which such statements relate, and (iii) except as disclosed or reflected in such financial statements, as at December 31, 1999, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

         (b) Future Financial Statements. The financial statements delivered pursuant to Section 5.01(a), (b), (d) and (e) shall be complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the Borrower's then current independent certified public accountants) or SAP, as applicable, the consolidated and, in the case of any such financial statements prepared in accordance with Generally Accepted Accounting Principles, the consolidating financial position of the Borrower and/or the Consolidated Subsidiaries, as applicable, as at their respective dates and the consolidated and, in the case of any such financial statements prepared in accordance with Generally Accepted Accounting Principles, the consolidating results of operations, retained earnings and cash flows of the Borrower and/or such Subsidiaries, as applicable, for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

         (c) Historical Information. The Borrower hereby represents and warrants that all Information furnished to the Administrative Agent or the Banks by or on behalf of the Borrower prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any Information prepared in the ordinary course of business, was complete and correct in the light of the purpose prepared, and, in the case of any Information the preparation of which was requested by any Bank, was complete and correct in all material respects to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and (iii) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

         (d) Future Information. All Information furnished to the Administrative Agent or the Banks by or on behalf of the Borrower on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any Information prepared in the ordinary course of business, be complete and correct in the light of the purpose prepared, and, in the case of any Information required by the terms of the Loan Documents or the preparation of which was requested by any Bank, be complete and correct to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Administrative Agent or any Bank shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i), (ii) and (iii).

     Section 5.03. Additional Covenants Relating to Disclosure. From the Agreement Date and until the Repayment Date, the Borrower shall and shall cause each Subsidiary to:

         (a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a), 5.01(b), 5.01(d) and 5.01(e) and (ii) the determination of the compliance of the Borrower with the terms of the Loan Documents.

         (b) Fiscal Year. Maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

         (c) Visits, Inspections and Discussions. Permit, or, in the case of premises, property, books, records or Persons not within its immediate control, promptly take such actions as are necessary or desirable in order to permit, representatives (whether or not officers or employees) of any Bank, from time to time, upon reasonable written notice (with such Bank responsible for its own out-of-pocket expenses) as often as may be reasonably requested, during normal business hours to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it, including management letters prepared by its independent certified public accountants, and (iv) discuss with any Person (including its principal officers, independent certified public accountants, suppliers, customers, debtors and other creditors) its business, assets, Liabilities, financial condition, results of operation and business prospects. The Agent and each Bank agree to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature, any non-public information supplied to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to this Section 5.03(c) except that this Section shall not apply to the disclosure of any such information: (a)(i) to the extent required by (A) Applicable Law or (B) judicial process or (ii) to any regulatory authority; (b) to (i) the Agent, any of the Banks or any other party to any of the Loan Documents; (ii) any of their respective Affiliates, or (iii) any director, officer, employee or agent, including accountants, legal counsel and other advisers, of any Person referred to in (i) or (ii) of this clause (b); (c) to any Person in connection with the exercise by such Bank of its rights under
Section 9.09; (d) in connection with (i) the exercise of any remedy under any Loan Document or (ii) any action, suit or other proceeding with respect to any Loan Document or any Loan Document Related Claim, or in anticipation of or preparation for any such proceeding; (e) that has become publicly available, otherwise than as a result of a breach by the Agent or such Bank of this Section; or (f) with the consent of the Borrower; provided that in the case of any disclosure to any Person referred to in clauses (b)(ii) or (iii) or (c), such Person has been instructed to keep such information confidential.

     Section 5.04. Authorization of Third Parties to Deliver Information and Discuss Affairs. The Borrower hereby authorizes and directs each Person whose preparation or delivery to the Administrative Agent or the Banks of any opinion, report or other Information is a condition or covenant under the Loan Documents (including under Article 2 or this Article 5) to so prepare or deliver such Information for the benefit of the Administrative Agent and the Banks.

The Borrower further authorizes and directs all Persons (a) to furnish to the Banks any Information regarding the matters referred to in Section 5.01(g) that any Bank may reasonably request, (b) to permit representatives of any Bank to make the visits, inspections, reviews and extracts of premises, property, books and records within their possession and control contemplated by Section 5.03(c) and (c) to discuss with representatives of any Bank the matters referred to in
Section 5.03(c). The Borrower agrees to promptly execute and deliver from time to time such further authorizations to effect the purposes of this Section 5.04 as the Administrative Agent or any Bank may reasonably request.


                                    ARTICLE 6

                                     DEFAULT

     Section 6.01. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower or any Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

         (a) (i) Any payment of principal of any of the Loans or the Notes shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes or (ii) any payment of interest on any of the Loans or the Notes or of fees or any other amount (other than amounts referred to in clause (a)(i) of this Section) shall not be made when and as due in accordance with the terms of this Agreement and the Notes and such default shall continue unremedied for a period of 3 Business Days;

         (b) Any Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

         (c) The Borrower shall default in the performance or observance of:

                  (i) any term, covenant, condition or agreement contained in
         Section 4.01 (insofar as such Section requires the preservation of the corporate existence of the Borrower), 4.03, 4.06, 4.09 through 4.20, 4.22, 4.23, 5.01(h)(i), 5.03(b) or 5.03(c); or

                  (ii) any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days;

         (d) (i) The Borrower or any Subsidiary shall fail to pay, in accordance with its terms and when due and payable, after giving effect to any applicable grace period, any of the principal of or interest on any of its Indebtedness (other than the Loans) having a then outstanding principal amount in the aggregate in excess of $25,000,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid or repurchased prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (iii) (A) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period or such shorter period of time as the Administrative Agent may specify;

         (e) Since December 31, 1999, any change in the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower or any Subsidiary shall have occurred, or any event shall have occurred or failed to occur, that has had or might have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (i) the Borrower and the Consolidated Subsidiaries taken as a whole or (ii) any Loan Document;

         (f) (i) The Borrower or any Material Subsidiary or any Domestic Subsidiary shall (A) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest within 10 days of the filing of, and in a manner seeking the dismissal of, a petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest within 10 days of the filing of, and in a manner seeking the dismissal of, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any action for the purpose of effecting any of the foregoing (including the passage by the Board of Directors of the Borrower or any such Subsidiary of a resolution approving, authorizing or directing any of the foregoing actions);

             (ii) (A) A case or other proceeding shall be commenced against the Borrower or any Material Subsidiary or any Domestic Subsidiary seeking (1) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any Subsidiary, and such case or proceeding shall continue undismissed and unstayed for a period of 60 days, or
(B) an order granting the relief requested in such case or proceeding against the Borrower or any such Subsidiary (including an order for relief under such federal bankruptcy laws) shall be entered;

         (g) A judgment or order shall be entered against the Borrower or any Material Subsidiary or any Domestic Subsidiary by any court, and (i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of 10 days in which the aggregate amount of all such judgments and orders exceeds $25,000,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole;

         (h) (i) Any Termination Event shall occur with respect to any Benefit Plan of the Borrower, any Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom, (v) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Subsidiary or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks will not subject, the Borrower or any Subsidiary to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $10,000,000;

         (i) The Borrower or any of its Affiliates asserts, or the Borrower or any of its Affiliates or any other Person institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable;

         (j) (i) Any Applicable Insurance Regulatory Authority shall commence a case or other proceeding against the Borrower or any Material Subsidiary or any Domestic Subsidiary seeking the appointment of a trustee, receiver, custodian, administrator, liquidator or the like of the Borrower or any such Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any such Subsidiary, or an order granting the relief requested in such case or proceeding against the Borrower or any such Subsidiary shall be entered or (ii) RGA Canada shall fail to meet the Minimum Continuing Capital and Surplus requirement as set by the Office of the Superintendent of Financial Institutions, Canada; or

         (k) Either RGA Re, RCM or RGA Canada shall cease to be a Wholly-Owned Subsidiary of the Borrower.

     Section 6.02. Remedies upon Event of Default. During the continuance of any Event of Default (other than one specified in Section 6.01(f)) and in every such event, the Administrative Agent, upon notice to the Borrower, may do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and

(b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(f), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents shall be due and payable and (b) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.


                                    ARTICLE 7

                      ADDITIONAL CREDIT FACILITY PROVISIONS

     Section 7.01. Mandatory Suspension and Conversion of Eurodollar Rate Loans. A Bank's obligations to make, continue or convert into Eurodollar Rate Loans of any Type shall be suspended, all such Bank's outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

         (a) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of that Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

         (b) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of that Type, such Bank determines that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Bank of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;

         (c) at any time such Bank determines that any Regulatory Change Enacted after the Agreement Date makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into any Eurodollar Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

         (d) such Bank determines that, by reason of any Regulatory Change Enacted after the Agreement Date, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of that Type is directly or indirectly determined or (ii) the category of assets that includes Eurodollar Rate Loans of that Type.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence or occurrence of any condition or circumstance specified in clause (b), (c) or (d) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

     Section 7.02. Regulatory Changes. If in the reasonable determination of any Bank (a) any Regulatory Change Enacted after the Agreement Date shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on any Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making, funding or maintaining of, or such Bank's commitment to make, any Loan, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank such additional amounts as such Bank reasonably determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to compensation.

     Section 7.03. Capital Requirements. If in the determination of any Bank any Regulatory Change relating to capital adequacy Enacted after the Agreement Date requires such Bank, or any Affiliate of such Bank, to maintain capital on account of any Loan or such Bank's Commitment in a greater amount than such Bank or such Affiliate would otherwise have maintained on account of such Loan or Commitment, then, upon request by such Bank, the Borrower shall from time to time thereafter pay to such Bank such additional amounts as such Bank reasonably determines will fully compensate for any reduction in the rate of return on the capital that such Bank or such Affiliate is so required to maintain on account of such Loan or Commitment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank.

         Section 7.04. Funding Losses. The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank reasonably determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment, prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of an Interest Period for such Eurodollar Rate Loan or (b) a Eurodollar Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (i) the interest that would have been received from the Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion.

         Section 7.05. Certain Determinations. In making the determinations contemplated by Sections 7.01, 7.02, 7.03, and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, and such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrower upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 7.02, 7.03 and 7.04 and the assumptions underlying such computations.

         Section 7.06. Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank that obligates the Borrower to pay any amount under Section 1.11(c) or (d), makes operable the provisions of clause (c) or (d) of Section 7.01 or entitles such Bank to make a claim under Section 7.02 or 7.03, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.11(c) or
(d), make operable the provisions of clause (c) or (d) of Section 7.01 or entitle such Bank to make a claim under Section 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change Enacted thereafter.

                                    ARTICLE 8

                            THE ADMINISTRATIVE AGENT

         Section 8.01. Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes The Bank of New York, and The Bank of New York hereby agrees, to act as the agent for such Bank under the Loan Documents with such powers as are delegated to the Administrative Agent by the terms thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Administrative Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Administrative Agent shall not, by reason of its serving as the Administrative Agent, be a trustee or other fiduciary for any Bank.

         Section 8.02. Limitation on Administrative Agent's Liability. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Administrative Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document or (c) any failure by the Borrower to perform any of its obligations under the Loan Documents. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Administrative Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         Section 8.03. Certain Actions. (a) Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in clauses (a) and (b) of the first sentence of Section 6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

                  (b) Change of Control. The Administrative Agent shall not be deemed to have knowledge that a Change of Control shall be deemed to have occurred unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Change of Control. In the event that the Administrative Agent receives such a notice of the occurrence of a Change of Control, the Administrative Agent shall give prompt notice thereof to the Banks. No later than the fifteenth day after such notice is given to the Banks, any Bank may request, in a notice to the Administrative Agent (a "Repayment Notice"), that its Loans be repaid and its Commitment be terminated and, on the earlier to occur of (x) the fifteenth day after notice is given to the Banks by the Administrative Agent and (y) the date on which the Administrative Agent shall have received Repayment Notices from Banks constituting the Required Banks, the Administrative Agent shall take the actions referred to in Section 1.05(b) as so requested.

         Section 8.04. Rights as a Bank. If the Administrative Agent is also a Bank, the Administrative Agent shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as the Administrative Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and its Affiliates as if it were not acting as the Administrative Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

         Section 8.05. Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower hereunder), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including the costs and expenses that the Borrower is obligated to pay hereunder) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent (a) they are subject to the indemnity contemplated by the last sentence of Section 9.09(b) or (b) they arise from gross negligence, willful misconduct or knowing violations of law by the Administrative Agent.

         Section 8.06. Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on the

Administrative Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Borrower and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of the Borrower or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, the Administrative Agent shall have no obligation to provide any Bank with any information concerning the business, status or condition of the Borrower or any Subsidiary or the Loan Documents that may come into the possession of the Administrative Agent or any of its Affiliates.

         Section 8.07. Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, after consultation with the Borrower, appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks and after consultation with the Borrower, appoint a successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                                    ARTICLE 9

                                  MISCELLANEOUS

         Section 9.01. Notices and Deliveries. (a) Manner of Delivery. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.02, 1.03(c), 1.05, 1.07 and 6.02 may be by telephone, promptly, in the case of each such notice, confirmed in writing; provided, however that the failure to make such written confirmation with respect to any notice under Section 6.02 shall not change the time of the effectiveness of such notice as provided in
Section 9.01(c). In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

                  (b) Addresses. All notices, communications and materials to be given or delivered pursuant to the Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

                              (i)   if to the Borrower, to it at:

                                    Reinsurance Group of America, Incorporated
                                    1370 Timberlake Manor Parkway
                                    Chesterfield, MO 63017
                                    Telecopier No.: (636) 736-7160
                                    Telephone No.: (636) 736-7362
                                    Attention: Controller

                                    with a copy to:

                                    Reinsurance Group of America, Incorporated
                                    1370 Timberlake Manor Parkway
                                    Chesterfield, MO 63017
                                    Telecopier No.: (636) 736-7886
                                    Telephone No.: (636) 736-7486
                                    Attention: General Counsel

                              (ii)  if to the Administrative Agent, to it at:

                                    One Wall St. - 18th Floor
                                    New York, NY 10286
                                    Telecopier No.: (212) 635-6365
                                    Telephone No.: (212) 635-4699
                                    Attention: Ramona Washington,
                                    Agency Function Administration

                                    with a copy to:

                                    One Wall St. - 17th Floor
                                    New York, NY 10286
                                    Telecopier No.: (212) 809-9520
                                    Telephone No.: (212) 635-6407
                                    Attention: Benjamin Balkind

                              (iii) if to any Bank (including in its capacity as
                                    Syndication Agent or Documentation Agent or
                                    Co-Agent) to it at the address or telex , telecopier or telephone number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is the Borrower, the Administrative Agent and each Bank,
(y) if the party to which such information pertains is the Administrative Agent, the Borrower and each Bank and (z) if the party to which such information pertains is a Bank, the Borrower and the Administrative Agent.

                  (c) Effectiveness. Each notice and communication and any material to be given or delivered pursuant to the Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrower under
Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of the Borrower, except that (x) notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (y) notices, communications and materials to be given or delivered to the Administrative Agent or any Bank pursuant to Sections 1.02, 1.03(c), 1.05, 1.07 and 1.12(b) and Article 4 shall not be deemed given or delivered until received by the officer of the Administrative Agent or such Bank responsible, at the time, for the administration of this Agreement.

                  (d) Reasonable Notice. Any requirement under Applicable Law of reasonable notice by the Administrative Agent or the Banks to the Borrower of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Administrative Agent or the Banks of any of their rights thereunder shall be met if notice of such event is given to the Borrower in the manner prescribed above at least 10 days before (i) the date of such event or
(ii) the date after which such event will occur.

         Section 9.02. Expenses; Indemnification. Whether or not any Loans are made hereunder, the Borrower shall:

                  (a) pay or reimburse the Administrative Agent and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

                  (b) pay or reimburse the Administrative Agent for all costs and expenses (including fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Administrative Agent) incurred by the Administrative Agent in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and
(B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents,
(iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection, preservation, exercise or enforcement of any of the rights of the Administrative Agent or the Banks under or related to the Loan Documents or (B) the performance of any of the obligations of the Administrative Agent or the Banks under or related to the Loan Documents or (iv) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent or the Banks under or related to the Loan Documents;

                  (c) pay or reimburse each Bank for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Bank) incurred by such Bank in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing any of its rights under or related to the Loan Documents; and

                  (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting (x) gross negligence, (y) willful misconduct or (z) knowing violations of law.

         Section 9.03. Amounts Payable Due upon Request for Payment. All amounts payable by the Borrower under Section 9.02 and under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

         Section 9.04. Remedies of the Essence. The various rights and remedies of the Administrative Agent and the Banks under the Loan Documents are of the essence of those agreements, and the Administrative Agent and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

         Section 9.05. Rights Cumulative. Each of the rights and remedies of the Administrative Agent and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

         Section 9.06. Amendments; Waivers. (i) Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Administrative Agent, the Syndication Agent, the Documentation Agent or the Co-Agent are affected thereby, by such Person and, in the case of an amendment, by the Borrower; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Bank, to the extent it (1) changes the amount of such Bank's Commitment, (2) reduces the principal of or the rate of interest on such Bank's Loans or Note or the fees payable to such Bank hereunder, (3) postpones any date fixed (otherwise than as a result of a prepayment pursuant to Section) for any payment of principal of or interest on such Bank's Loans or Note or the fees payable to such Bank hereunder or (4) amends Section 1.13, this Section 9.06, the definition of "Required Banks" or any other provision of this Agreement requiring the consent or other action of all of the Banks.



                        (ii) (A) (1) Unless otherwise specified in an amendment or waiver, an amendment or waiver under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given.

                                 (2) By entering into an amendment with, or
giving a waiver under, a section of the Loan Documents, the Banks shall not be deemed to have, or to have intended to have, (aa) waived any rights that they, or any of them, then or thereafter may have under any other provisions of the Loan Documents and (bb) if such amendment or waiver was occasioned by a particular fact or facts, accepted that fact or those facts for any other purpose or Section of the Loan Documents, including Section 3.07 of the Credit Agreement, so that, for purposes of Section 3.07, if such fact or facts has had or could have, either alone, or together with other facts, a Materially Adverse Effect, such Materially Adverse Effect shall be a change or event subject to
Section 3.07, notwithstanding such amendment or waiver.

                         (iii) No election not to exercise, failure to exercise
or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent or any Bank under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent or any Bank under the Loan Documents or Applicable Law.

         Section 9.07. Set-Off; Suspension of Payment and Performance. The Administrative Agent and each Bank is hereby authorized by the Borrower, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Loan Documents (whether owing to such Person or to any other Person that is the Administrative Agent or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person or any of its Affiliates to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates in an amount of the Loans plus interest accrued thereon and other amounts then due and payable under the Loan Documents and, in the case of Liabilities that are deposits, to the extent necessary, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

         Section 9.08. Sharing of Recoveries. (a) Each Bank agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to the Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or the Borrower in a manner contrary to the provisions of
Section 1.13, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). So long as the purchasing Bank has not advised it to the contrary, each selling Bank may assume, for purposes of Section 9.09(b), that no Tax is required to withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment by the Borrower to or for the account of such Bank under the Loan Documents. The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 9.08(a) shall, with respect to such participation, be entitled to all of the rights of a Bank hereunder including but not limited to rights under Sections 1.11(c) and (d), 7.02, 7.03, 7.04, 7.05, 7.06, 7.07 9.02 and 9.07 (subject to any condition imposed on a Bank hereunder with respect thereto, including delivery of the forms and certificates required under Section 1.11(e)) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

                  (b) Each Bank agrees to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of the Borrower in a manner so as to apportion the amount subject to such exercise, on a pro rata basis, between (i) obligations of the Borrower for amounts subject to the sharing provisions of Section 9.08(a) and (ii) other Liabilities of the Borrower.

         Section 9.09. Assignments and Participations. (a) Assignments. (i) The Borrower may not assign any of its rights or obligations under the Loan Documents without the prior written consent of each Bank, and no assignment of any such obligation shall release the Borrower therefrom unless each Bank shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.

                         (ii)  Each Bank may from time to time assign any or all
of its rights and obligations under the Loan Documents to one or more
Persons, without the consent of the Borrower; provided that, except in the case of the grant of an assignment to a Federal Reserve Bank (which may be made without condition or restriction), no such assignment shall be effective unless
(A) the assignment is consented to by the Borrower (unless an Event of Default exists) and the Administrative Agent (in each case, such consent not to be unreasonably withheld or delayed), (B) the assignment is to an Eligible Assignee or is consented to by the Borrower (unless an Event of Default exists) and the Administrative Agent, (C) the assignment shall involve the assignment of not less than $5,000,000 (and integral multiples of $5,000,000 in excess thereof) of the assignor Bank's Commitment, (D) a Notice of Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrower (unless an Event of Default exists) and the Administrative Agent, (E) except in the case of an assignment by the Bank that is the Administrative Agent, the Administrative Agent shall have been paid an assignment fee of $3,500 and (F) in the case of an assignment of a Registered Note, such Registered Note shall have been surrendered for registration of assignment duly endorsed by (or accompanied by a written instrument of assignment duly executed by) the Registered Holder and such assignment shall be recorded on the Register. Upon any effective assignment, the assignor shall be released from the obligations so assigned and, in the case of an assignment of all of its Loans and Commitment, shall cease to be a Bank. In the event of any effective assignment by a Bank, the Borrower shall, against (except in the case of a partial assignment) receipt of the existing Note of the assignor Bank, issue a new Note to the assignee Bank.

                  (b) Participations. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Loan Documents without the consent of the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent or any other Bank. In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Borrower, the Administrative Agent and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. Each holder of a participation in any rights under the Loan Documents, if and to the extent the applicable participation agreement so provides, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 1.11(c) and (d), 7.02, 7.03, 7.04, 7.05, 7.06, 7.07, 9.02 and
9.07 (subject to any conditions imposed on a Bank hereunder with respect thereto 1.11(e)) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation; provided, however, that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under Sections 1.11(c) and (d) or 7.02 unless (x) such amounts are payable in respect of a Regulatory Change Enacted after the date the applicable participation agreement was executed or (y) such amounts would have been payable to the Bank that granted such participation if such participation had not been granted. Each Bank selling or granting a participation shall indemnify the Borrower and the Administrative Agent for any Taxes and Liabilities that they may sustain as a result of such Bank's failure to withhold and pay any Taxes applicable to payments by such Bank to its participant in respect of such participation.

         Section 9.10. Governing Law. The rights and duties of the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent and the Banks under this Agreement and the Notes (including matters relating to the Maximum Permissible Rate), and the other Loan Documents, shall pursuant to New York General Obligations Law 5-1401 be governed by the law of the State of New York.

         Section 9.11. Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and
(b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 9.01(b), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Administrative Agent, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent, any Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Administrative Agent or any Bank involving any Loan Document Related Claim shall be brought only in a court located in, in the case of the Administrative Agent, the City and State of New York and, in the case of a Bank, the jurisdiction in which such Bank's principal United States office is located. THE BORROWER, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE CO-AGENT AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

         Section 9.12. LIMITATION OF LIABILITY. THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE CO-AGENT, EACH BANK AND ANY OTHER INDEMNIFIED PERSON SHALL NOT HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL, AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE, DAMAGES SUFFERED BY THE BORROWER IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

         Section 9.13. Severability of Provisions. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect.

         Section 9.14. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

         Section 9.15. Survival of Obligations. The rights and obligations of the Borrower, the Administrative Agent, the Banks and the other Indemnified Persons under Sections 1.11(c) and (d), 8.05, 9.02, 9.11 and 9.12 shall survive the Repayment Date.

         Section 9.16. Entire Agreement. This Agreement and the Notes embody the entire agreement among the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         Section 9.17. Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 9.18. Registered Notes. A Bank that is a Non-US Bank and that has complied with Section 1.11(e) may have its Note issued as a Registered Note, and for this purpose the Borrower shall cause to be maintained a Register and the Borrower hereby designates the Administrative Agent as its agent for purposes of maintaining such Register. Once issued, Registered Notes may not be exchanged for Notes that are not Registered Notes and the ownership of Registered Notes, and of the Loans evidenced thereby, may be transferred only in accordance with the provisions of Section 9.09(a)(ii)(F).

         Section 9.19. No Obligations. None of the Syndication Agent, the Documentation Agent or the Co-Agent shall have any liability or obligation whatsoever to the Borrower or any Bank at any time under this Agreement other than its obligations as a Bank hereunder.

         Section 9.20. No Fiduciary Relationship Established By Loan Documents. The relationship between the Borrower and the Banks is that of DEBTOR and CREDITOR. The Loan Documents are not intended to, and do not, establish a FIDUCIARY relationship, nor does a FIDUCIARY relationship otherwise exist, between the Borrower on the one hand, and Administrative Agent and the Banks, on the other hand. The parties hereto have dealt at arm's length in negotiating the Borrower Loan Documents.

                                   ARTICLE 10

                                 INTERPRETATION

         Section 10.01. Defined Terms. For the purposes of this Agreement:

                  "Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

                  "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

                  "Administrative Agent" means The Bank of New York, as agent for the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 8.07.

                  "Administrative Agent's Office" means the address of the Administrative Agent specified in or determined in accordance with the provisions of Section 9.01(b).

                  "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower.

                  "Agent's Fee Letter" means the letter agreement dated March 14, 2000 between the Borrower, The Bank of New York and BNY Capital Markets, Inc.

                  "Agreement" means this Credit Agreement, including all schedules, annexes and exhibits hereto.

                  "Agreement Date" means the date set forth as such on the signature pages hereof, which date is the date the executed copies of this Agreement were delivered by all parties hereto and, accordingly, this Agreement became effective and the Banks first became committed to make the Loans and other extensions of credit contemplated by this Agreement. If no such date is there set forth, the Agreement Date shall be the date as of which this Agreement is dated.

                  "Applicable Base Rate Margin", "Applicable Eurodollar Rate Margin" and "Applicable Facility Fee" mean, as of any day, the percentages determined by reference to the applicable Pricing Level based on the applicable S&P Rating and the Moody's Rating in effect on such date of the Borrower as set forth below:



        PRICING LEVEL          APPLICABLE BASE RATE MARGIN   APPLICABLE EURODOLLAR MARGIN   APPLICABLE FACILITY FEE
----------------------------------------------------------------------------------------------------------------------
Pricing Level I                          0. 0 %                       0.4000%                        0.1000%
----------------------------------------------------------------------------------------------------------------------
Pricing Level II                         0. 0 %                       0.5000%                        0.1250%
----------------------------------------------------------------------------------------------------------------------
Pricing Level III                        0. 0 %                       0.6000%                        0.1500%
----------------------------------------------------------------------------------------------------------------------
Pricing Level IV                         0. 0 %                       0.8000%                        0.2000%
----------------------------------------------------------------------------------------------------------------------
Pricing Level V                          0. 0 %                       1.0000%                        0.2500%
----------------------------------------------------------------------------------------------------------------------
Pricing Level VI                         0. 0 %                       1.3000%                        0.3250%
----------------------------------------------------------------------------------------------------------------------


                  For purposes hereof,

                  "Pricing Level I" means, and shall be applicable, if the S&P Rating is A+ or higher or the Moody's Rating is A1 or higher;

                  "Pricing Level II" means, and shall be applicable, if the S&P Rating is A or A- or the Moody's Rating is A2 or A3;

                  "Pricing Level III" means, and shall be applicable, if the S&P Rating is BBB+ or the Moody's Rating is Baa1;

                  "Pricing Level IV" means, and shall be applicable, if the S&P Rating is BBB or the Moody's Rating is Baa2;

                  "Pricing Level V" means, and shall be applicable, if the S&P Rating is BBB- or the Moody's Rating is Baa3; and

                  "Pricing Level VI" means, and shall be applicable, if the S&P Rating is less than BBB- and the Moody's Rating is less than Baa3;

                  provided that:

                  (a) If on such date the Moody's Rating and S&P Rating are split rated such that more than one Pricing Level would apply, the Applicable Base Rate Margin, Applicable Eurodollar Rate Margin or Applicable Facility Fee, as applicable, shall be determined as follows: (i) if the Moody's Rating differs by one ratings category from the S&P Rating, the Pricing Level based on the higher rating will apply and (ii) if the Moody's Rating differs by more than one ratings category from the S&P Rating, the Pricing Level based on one rating category below the higher of such ratings will apply; and

                  (b) If on such date (i) neither a S&P Rating nor a Moody's rating is available or (ii) an Event of Default has occurred and is continuing, Pricing Level VI shall apply.

                  "Applicable Insurance Regulatory Authority" means, for any Insurance Company, the insurance commission or similar administrative authority or agency of the jurisdiction in which such Person is domiciled.

                  "Applicable Law" means, anything in Section 9.10 to the contrary notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and Governmental Registrations and (iii) orders, decisions, judgments and decrees.

                  "Bank" means (a) any Person listed as a "Bank" on the signature pages hereof and (b) any Person (other than the Borrower or any of its' Affiliates) that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 9.09(a).

                  "Bank Tax" means any net income or franchise tax imposed upon any Bank by any jurisdiction (or political subdivision thereof) in which such Bank or any of its Lending Offices is located, or imposed on any Bank as a result of a present or former connection between such Bank and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Bank having executed, delivered or performed its obligations or received payment under or enforced, this Agreement or any Note).

                  "Base Financial Statements" means the financial statements of the Borrower and the Consolidated Subsidiaries referred to in Schedule 5.02(a).

                  "Base Rate" means, for any day, a rate per annum equal to the higher of (a) the Prime Rate in effect on such day and (b) the sum of the Federal Funds Rate in effect on such day plus 1/2%.

                  "Base Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.

                  "Benefit Plan" of any Person, means, at any time, any employee benefit plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

                  "Borrower" means Reinsurance Group Of America, Incorporated, a Missouri corporation.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

                  "Capital Security" means, with respect to any Person, (a) any share of capital stock of or other unit of ownership interest in such Person or
(b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of or other unit of ownership interest in such Person.

                  "Change of Control" with respect to the Borrower, shall be deemed to have occurred if at any time (i) Metropolitan Life Insurance Company ceases to own, directly or indirectly more than 40% of the Capital Securities of the Borrower entitled to vote in elections of the Board of Directors of the Borrower or (ii) Metropolitan Life Insurance Company ceases to have the power, directly or indirectly, to elect the majority of the Board of Directors of the Borrower.

                  "Co-Agent" means Royal Bank of Canada, as Co-Agent for the Banks under the Loan Documents.

                  "Code" means the Internal Revenue Code of 1986.

                  "Commitment" of any Bank means (i) the amount set forth opposite such Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case, as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section

9.09(a), or (ii) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

                  "Company Action Level Risk Based Capital" shall have the meaning ascribed thereto in the Model Act.

                  "Consolidated Indebtedness" means, at any time, the consolidated Indebtedness of the Borrower and the Consolidated Subsidiaries as of such time; provided, however, for purposes of calculating the covenant contained in Section 4.21, Consolidated Indebtedness shall not include the obligation of the Borrower or any Subsidiary that is an Insurance Company under letters of credit to the extent undrawn supporting the liability of such Subsidiary in respect of any reinsurance underwritten by such Subsidiary.

                  "Consolidated Net Worth" means, at any time, without duplication, the consolidated stockholders' equity of the Borrower and the Consolidated Subsidiaries (without giving effect to any adjustment made pursuant to FASB 115 to the extent less than $50,000,000) less their consolidated Mandatorily Redeemable Stock (except to the extent deducted in determining such consolidated stockholders' equity) in each case, as of such time.

                  "Consolidated Subsidiary" means a Subsidiary which is such by virtue of clause (a) of the definition thereof.

                  "Contract" means (a) any agreement (whether bilateral or unilateral or executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (b) any deed or other instrument of conveyance,
(c) any certificate of incorporation or charter and (d) any by-law.

                  "Control" means, with respect to a Person, possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management or policies of such first Person, whether through the ownership of voting securities, by contract or otherwise. The words "Controlling" and "controlled" have correlative meanings.

                  "Debt" means any Liability that constitutes "debt" or "Debt" under section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

                  "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Documentation Agent" means Fleet National Bank, as documentation agent for the Banks under the Loan Documents.

                  "Dollars" and the sign "$" mean lawful money of the United States of America.

                  "Domestic Lending Office" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans are to be made or maintained.

                  "Domestic Subsidiary" means any Subsidiary organized and existing under the laws of the United States, any state thereof or the District of Columbia.

                  "Eligible Assignee" means (a) any commercial bank, savings and loan institution or savings bank organized under the laws of the United States, or any state thereof, and having combined capital and surplus in excess of $100,000,000, (b) any commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having combined capital and surplus (or the equivalent thereof under the accounting principles applicable thereto) in excess of $100,000,000, provided that such bank is acting through a branch, agency or Affiliate located in the country in which it is organized or another country that is also a member of the OECD, (c) the central bank of any country that is a member of the OECD or (d) any insurance company, pension fund, mutual fund or other financial institution of recognized standing.

                  "Enacted", as applied to a Regulatory Change, means the date such Regulatory Change first becomes effective or is implemented or first required or expected to be complied with, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, a request or directive of a regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Agreement Date.

                  "ERISA" means the Employee Retirement Income Security Act of 1974.

                  "ERISA Affiliate" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which such first Person is a member.

                  "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

                  "Eurodollar Lending Office" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or
(b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

                  "Eurodollar Rate" means, for any Interest Period, the rate per annum determined by the Administrative Agent to be the rate at which the Administrative Agent offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Eurodollar Rate Loan to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period.

                  "Eurodollar Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

                  "Event of Default" means any of the events specified in
Section 6.01.

                  "Existing Benefit Plan" means any Benefit Plan listed on
Schedule 4.16.

                  "Existing Guaranty" means (a) any Guaranty outstanding on the Agreement Date, to the extent set forth on Schedule 4.10, and (b) any Guaranty that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (i) at the time such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (ii) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (iii) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced at the time of such renewal, extension or replacement and (iv) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

                  "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

                  "Funded Current Liability Percentage" has the meaning ascribed to that term in Code Section 401(a)(29).

                  "Generally Accepted Accounting Principles" means (a) in the case of the Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (b) in all other cases, generally accepted accounting principles as in effect from time to time in the United States.

                  "Governmental Approval" means any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit.

                  "Governmental Registration" means any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

                  "Guaranty" of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

                  "Indebtedness" of any Person means (in each case, whether such obligation is with full or limited recourse) (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person or an Wholly-Owned Subsidiary of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation, contingent or otherwise, of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person other than any such reimbursement obligation in respect of performance bonds and letters of credit to provide security for worker's compensation claims incurred in the ordinary course of business to the extent that such reimbursement obligation does not remain outstanding after it becomes non-contingent, (g) any obligation with respect to an interest rate or currency swap or similar obligation obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof, (h) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person and (i) any Indebtedness of others Guaranteed by such Person.

                  "Indemnified Person" means any Person that is, or at any time was, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, a Bank, an Affiliate of the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agent or a Bank or a director, officer, employee or agent of any such Person.

                  "Information" means data, certificates, reports, statements (including financial statements), opinions of counsel, documents and other information.

                  "Insurance Company" shall mean any Subsidiary which is engaged primarily in the underwriting of insurance or reinsurance.

                  "Interest Payment Date" means June 30, September 30, December 31 and March 31 of each year.

                  "Interest Period" means a period commencing, in the case of the first Interest Period applicable to a Eurodollar Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first, second, third or sixth calendar month thereafter, except that (a) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (b) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

                  "Investment" of any Person means (a) any Capital Security, evidence of Indebtedness or other security or instrument issued by any other Person, (b) any loan, advance or extension of credit to (including Guaranties of Liabilities of), or any contribution to the capital of, any other Person and (c) any other investment in any other Person. An Investment shall be deemed to be "outstanding", except to the extent that it has been paid or otherwise satisfied in cash or the Person making such Investment has received cash in consideration for the sale thereof, notwithstanding the fact that such Investment may otherwise have been forgiven, released, canceled or otherwise nullified.

                  "Lending Office" of any Bank means the Domestic Lending Office or the Eurodollar Lending Office of such Bank.

                  "Liability" of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

                  "Lien" means, with respect to (a) any property or asset, including any investment property, (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (i) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (ii) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person, or (b), in the case of any investment property, any Contract or other arrangement, express or implied, under which any Person has the right to control such investment property. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan" means any amount advanced by a Bank pursuant to Section 1.01.

                  "Loan Document Related Claim" means any claim or dispute (whether arising under Applicable Law, including any "environmental" or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

                  "Loan Documents" means (a) this Agreement and the Notes and
(b) all other agreements, documents and instruments relating to, arising out of, or in any way connected with (i) any agreement, document or instrument referred to in clause (a), (ii) any other agreement, document or instrument referred to in this clause (b) or (iii) any of the transactions contemplated by any agreement, document or instrument referred to in clause (a) or in this clause
(b).

                  "Mandatorily Redeemable Stock" means, with respect to any Person, any share of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or
(iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

                  "Materially Adverse Effect" means, (a) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition, results of operations or business prospects,
(b) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (c) with respect to any Loan Document, any adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, validity or enforceability thereof as an obligation of the Borrower.

                  "Material Subsidiary" means RGA Re, RCM, RGA Canada, RGA Barbados and any other Subsidiary as to which (a) the aggregate gross revenues of itself and its Subsidiaries (as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles) for its most recently ended fiscal year are greater than or equal to 10% of the aggregate gross revenues of the Borrower and its Consolidated Subsidiaries (as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles) for such fiscal year or (b) the total assets of itself and its Subsidiaries (as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles) at such time are greater than or equal to 10% of the aggregate assets of the Borrower and its Subsidiaries (as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles) at such time.

                  "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

                  "Model Act" shall mean the Risk-Based Capital for Life and/or Health Insurers Model Act and the rules, regulations and procedures prescribed from time to time by the NAIC with respect thereto, in each case as amended, modified or supplemented from time to time by the NAIC.

                  "Moody's Rating" means at any time, the senior unsecured long term debt rating of the Borrower as most recently announced by Moody's Investor Service, Inc. or any successor thereto.

                  "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "NAIC" means the National Association of Insurance Commissioners or any successor thereto.

                  "Non-US Bank" means a Person that is not a United States Person and that is not described in Section 881(c)(3) of the Code.

                  "Note" means any Note in the form of Exhibit A and includes such a Note that is a Registered Note.

                  "Notice of Assignment" means any notice to the Borrower and the Administrative Agent with respect to an assignment pursuant to Section 9.09(a) setting forth the name of the assignor, the name of the assignee, a description of the rights and obligation defined, the effective date of the assignment and, if the assignee is not already a Bank, the assignee's address for notices and Lending Office addresses.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "Permitted Guaranty" means any Guaranty that (a) is an endorsement of a check for collection in the ordinary course of business or (b) is a Guaranty of and only of the obligations of the Borrower under the Loan Documents or (c) constitutes Indebtedness for purposes of calculating the covenant in Section 4.21 or (d) is a Guaranty, not otherwise specifically covered in this definition, of Liabilities of a Subsidiary in an aggregate amount at any time outstanding not exceeding $15,000,000.

                  "Permitted Lien" means (a) any Lien securing and only securing the obligations of the Borrower under the Loan Documents; (b) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with
Section 4.04 and foreclosure, distraint, sale or other similar proceedings shall not have been commenced;

(c) any Lien on the properties and assets of a Subsidiary of the Borrower securing an obligation owing to the Borrower; (d) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation; (e) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not unstayed for more than 20 days; (f) any Lien existing on (i) any property or asset of any Person at the time such Person becomes a Subsidiary or
(ii) any property or asset at the time such property or asset is acquired by the Borrower or a Subsidiary, but only, in the case of either (i) or (ii), if and so long as (A) such Lien was not created in contemplation of such Person becoming a Subsidiary or such property or asset being acquired, (B) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (C) such Lien secures only the obligation secured thereby at the time such Person becomes a Subsidiary or such property or asset is acquired and (D) the obligation secured by such Lien is not in default; (g) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.11, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (h) any Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien, (i) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to fixed improvements thereafter erected on such property or asset and (ii) such Lien attached to such property or asset within 30 days of the acquisition of such property or asset; (i) any Lien pursuant to a Capital Lease but only if, in the case of each such Lien, such Lien shall at all times be confined solely to the property or asset financed through the Capital Lease secured by such Lien; (j) any Lien on Investments and cash balances of any Insurance Company (other than any Capital Securities of any Subsidiary) securing obligations of such Person in respect of (i) letters of credit obtained in the ordinary course of business to support reinsurance liabilities of any Insurance Company and/or (ii) trust arrangements formed in the ordinary course of business for the benefit of cedents to secure reinsurance recoverables owed to them by any Insurance Company; (k) nonconsensual Liens incurred in the ordinary course of business in favor of financial intermediaries and clearing agents pending clearance of payments for Investment; (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Board of Governors of the United States Federal Reserve System, and (ii) such deposit account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution; (m) Liens consisting of deposits made by any Insurance Company with the insurance regulatory authority in its jurisdiction of formation or other statutory Liens or Liens or claims imposed or required by applicable insurance law or regulation against the assets of any Insurance Company, in each case in favor of all policyholders of such Insurance Company and in the ordinary course of such Insurance Company's business; or (n) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clauses (f) through (m) of this definition, but only if (i) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (ii) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (iii) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced and (iv) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

                  "Permitted Restrictive Covenant" means (a) any covenant or restriction contained in any Loan Document, (b) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of the Borrower if the same is not created in contemplation thereof, (c) any covenant or restriction of the type contained in Section 4.11 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the property purchased therewith, (d) any covenant or restriction described in
Schedule 4.18, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, (e) any covenant or restriction requiring the approval of the Applicable Insurance Regulatory Authority prior to the making of payments by RGA Re under (i) the 7.35% surplus note dated December 15, 1997 made by RGA Re or (ii) the 7.08% surplus note dated December 11, 1998 made by RGA Re or (f) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause
(b), (c), (d), (e) or (f), (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

                  "Person" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

                  "Post-Default Rate" means the rate otherwise applicable under
Section 1.03(a)(i) plus 2%.

                  "Prime Rate" means the prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

                  "Prohibited Transaction" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

                  "Purchase Money Indebtedness" means (a) Indebtedness of the Borrower or its Subsidiaries incurred to finance part or all of (but not more than) the purchase price of a tangible asset, provided that (i) neither the Borrower nor any Subsidiary had at any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 30 days after such purchase or (b) Indebtedness that (i) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b) and (ii) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred.

                  "RCM" means Reinsurance Company of Missouri, Incorporated, a Missouri corporation.

                  "Register" means a register kept at the Administrative Agent's office by the Administrative Agent on behalf of the Borrower, at no extra charge to the Borrower, on which the Administrative Agent records the names of the Registered Holders of Registered Notes.

                  "Registered Holder" means the Person in whose name a Registered Note is registered.

                  "Registered Note" means a Note the name of the holder of which has been recorded on the Register. The registration of a Note shall constitute the registration of the Loan evidenced thereby.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System.

                  "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System.

                  "Regulatory Change" means any Applicable Law, interpretation, directive, determination, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that is Enacted after the Agreement Date, including any such that imposes, increases or modifies any Tax, Reserve Requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement.

                  "Repayment Date" means the later of (a) the termination of the Commitments (whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (b) the payment in full of the Loans and all other amounts payable or accrued hereunder.

                  "Reportable Event" means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Sections 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code

Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

                  "Representation and Warranty" means any representation or warranty made pursuant to or under (a) Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR (b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

                  "Required Banks" means, at any time, Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have expired or been terminated, Banks having at least 51% of the aggregated amount of the Loans outstanding.

                  "Reserve Requirement" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Restricted Payment" means any payment with respect to or on account of any of the Borrower's Capital Securities, including any dividend or other distribution on, any payment of interest on or principal of, and any payment on account of any purchase, redemption, retirement, exchange, defeasance or conversion of, or on account of any claim relating to or arising out of the offer, sale or purchase of, any such Capital Securities. For the purposes of this definition, a "payment" shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance by the Borrower to the holder of a class or series of a class of its any capital stock of shares of the same class and, if applicable, series, other than, in any case, Mandatorily Redeemable Stock.

                  "RGA Barbados" means RGA Reinsurance Company (Barbados) Ltd., a Barbados corporation.

                  "RGA Canada" means RGA Life Reinsurance Company of Canada, a company organized under the laws of Canada.

                  "RGA Re" means RGA Reinsurance Company, a corporation organized under the laws of the state of Missouri.

                  "SAP" means, for any Insurance Company, the statutory accounting procedures or practices prescribed or permitted by the Applicable Insurance Regulatory Authority applied on a consistent basis.

                  "S&P Rating" means, at any time, the senior unsecured long term debt rating of the Borrower as most recently announced by Standard & Poor's Rating Group, a Division of the McGraw-Hill Companies or any successor thereto.

                  "Statutory Statement" means, for any Insurance Company, for any fiscal year of such Insurance Company, the most recent annual statement required to be filed with the Applicable Insurance Regulatory Authority and, for any fiscal quarter or other applicable period of such Insurance Company, the statement required by Section 5.01(d), which statement shall be prepared in accordance with SAP.

                  "Subsidiary" means, with respect to any Person at any time,
(a) any other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time, and
(b) any other Person (i) that is, at such time, Controlled by, or (ii) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions), or other ownership interests of which ordinarily constituting a majority voting interest, are at such time, directly or indirectly, owned or controlled by such first Person, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

                  "Surplus" shall mean, for any Insurance Company, on any date, the amount (determined in accordance with SAP) of such Person's surplus as at the last day of the fiscal quarter of such Person ending on or most recently ended prior to such date.

                 "Syndication Agent" means Bank of America, N.A., as syndication agent for the Banks under the Loan Documents.

                  "Tax" means any federal, state or foreign tax, assessment or other governmental charge (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

                  "Termination Date" means third anniversary of the Agreement Date.

                  "Termination Event" means, with respect to any Benefit Plan,
(a) any Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

                  "Total Adjusted Capital" shall have the meaning ascribed thereto in the Model Act.

                  "Type" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period and Eurodollar Rate Loans having a six-month Interest Period. Any Eurodollar Rate Loan having an Interest Period that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (a) and (b) of the definition of "Interest
Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

                  "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

                  "United States Person" means a corporation, partnership or other entity created, organized or incorporated under the laws of the United States of America, a state thereof, or the District of Columbia.

                  "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Securities of which (except directors' qualifying shares) are, directly or indirectly, owned or Controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a Wholly Owned Subsidiary of the Borrower.

         Section 10.02. Other Interpretive Provisions. (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or other Contract defined or referred to herein shall be deemed references to (A) in the case of any such Loan Document, such Loan Document as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time, and (B) in the case of any other Contract, such Contract as in effect on the Agreement Date.

                  (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

                  (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

                  (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                  (e) Each authorization in favor of the Administrative Agent, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

                (f) Except as otherwise specified herein, all references to the time of day shall be deemed to be to New York City time as then in effect.

         Section 10.03. Accounting Matters. (a) Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, or in the case of an Insurance Company, statutory accounting principles, except, in the case of such financial statements prepared in accordance with Generally Accepted Accounting Principles, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.01(b) reporting on the Borrower's financial statements.

                  (b) If any changes in Generally Accepted Accounting Principles or, in the case of an Insurance Company, statutory accounting principles from those used in the preparation of the Base Financial Statements are hereafter required or permitted and are adopted by the Borrower with the agreement of its independent certified public accountants and such changes result or could result (for any present or future period) in a change in the method of calculation of any of the financial covenants, standards or terms in or relating to such covenants, the parties hereto agree to enter into discussions with a view to amending such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of the Borrower and its Subsidiaries shall be the same after such changes as if such changes had not been made, provided, that no change to Generally Accepted Accounting Principles or such statutory accounting principles that would affect or could affect (for any present or future period) the method of calculation of any of said financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Borrower and the Required Banks, to so reflect such change to Generally Accepted Accounting Principles or such statutory accounting principles.

         Section 10.04. Representations and Warranties. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

         Section 10.05. Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

         Section 10.06. Interpretation of Related Documents. Except as otherwise specified therein, terms that are defined herein that are used in Notes, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article 10.

         [the remainder of this page has intentionally been left blank]

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.



                 REINSURANCE GROUP OF AMERICA, INCORPORATED


                 By:___________________________________________
                      Name:
                      Title:



                 THE BANK OF NEW YORK
                      as Administrative Agent and as a Bank


                 By:___________________________________________
                      Name:
                      Title:




                 BANK OF AMERICA, N.A.
                      as Syndication Agent and as a Bank


                 By:___________________________________________
                      Name:
                      Title:




                 FLEET NATIONAL BANK
                      as Documentation Agent and as a Bank


                 By:___________________________________________
                      Name:
                      Title:

                 ROYAL BANK OF CANADA
                      as Co-Agent and as a Bank


                 By:___________________________________________
                      Name:
                      Title:




                 MELLON BANK, N.A.
                      as a Bank

                 By:___________________________________________
                      Name:
                      Title:



                 Agreement Date:  May 24, 2000

                                                                         ANNEX A

Banks, Lending Offices
 and Notice Addresses                                         Commitments
----------------------
THE BANK OF NEW YORK                                          $35,000,000

Domestic Lending Office:
One Wall Street
New York, New York 10286

Eurodollar Lending Office:
One Wall Street
New York, New York 10286

Notice Address for Credit Issues:

One Wall St. - 17th Floor
New York, NY 10286
Telecopier No.: (212) 809-9520
Telephone No.: (212) 635-6407
Attention: Gordon Berger/ Benjamin Balkind

Notice Address for other issues:

One Wall St. - 18th Floor
New York, NY 10286
Telecopier No.: (212) 635-6365
Telephone No.: (212) 635-4699
Attention: Ramona Washington, Agency Function Administration



Banks, Lending Offices
 and Notice Addresses                                         Commitments
----------------------                                        -----------

BANK OF AMERICA , N.A.                                        $35,000,000

Domestic Lending Office:
901 Main St. - 66th Floor
Dallas, TX 75202

Eurodollar Lending Office:
901 Main St. - 66th Floor
Dallas, TX 75202

Notice Address for Credit Issues:

901 Main St. - 66th Floor
Dallas, TX 75202
Telecopier No.: (214) 209-3742
Telephone No.: (214) 209-0611
Attention: Keith Thompson

Notice Address for other issues:

901 Main St. - 14th Floor
Dallas, TX 75202
Telecopier No.: (214) 290-9486
Telephone No.: (214) 209-3798
Attention: Chris Morris


Banks, Lending Offices
 and Notice Addresses                                         Commitments
---------------------                                         -----------
FLEET NATIONAL BANK                                           $35,000,000

Domestic Lending Office:
Financial Institutions
100 Federal St. - MA DE 10010H
Boston, MA 02110

Eurodollar Lending Office:
Financial Institutions
777 Main St.  - CT EH 40225C
Hartford, CT 06115

Notice Address for Credit Issues:

Financial Institutions
100 Federal St. - MA DE 10010H
Boston, MA 02110
Telecopier No.: (617) 434-1096
Telephone No.: (617) 434-3778
Attention: David A. Bosselait, CCM, Director

Notice Address for other issues:

Financial Institutions
777 Main St.  - CT EH 40225C
Hartford, CT 06115
Telecopier No.: (860) 986-1264
Telephone No.: (860) 986-5769/ 4616
Attention: Laura McDonough/ Emily Jones




Banks, Lending Offices
 and Notice Addresses                                         Commitments
---------------------                                         -----------

ROYAL BANK OF CANADA                                          $22,500,000

Domestic Lending Office:
New York Branch
1 Liberty Plaza - 4th Floor
New York, NY 10006

Eurodollar Lending Office:
New York Branch
1 Liberty Plaza - 4th Floor
New York, NY 10006

Notice Address for All Issues:

Royal Bank of Canada
New York Branch
One Liberty Plaza, 4th Floor
New York, New York 10006-1404
Attention: Linda Joannou
Telephone No.: (212) 428-6212
Facsimile No.:  (212) 428-2372

WITH A COPY OF ALL NOTICES TO:

Royal Bank of Canada
One Liberty Plaza, 4th Floor
New York, New York 10006-1404
Attention:  Vivian Abdelmessih
Telephone No.: (212) 428-6318
Facsimile No.:  (212) 428-6201


Banks, Lending Offices
and Notice Addresses                                         Commitments
----------------------                                       ------------
MELLON BANK, N.A.                                             $12,500,000

Domestic Lending Office:
Room 4401
One Mellon Center
Pittsburgh, PA 15258-0001

Eurodollar Lending Office:
Room 4401
One Mellon Center
Pittsburgh, PA 15258-0001

Notice Address for Credit Issues:

Room 4401
One Mellon Center
Pittsburgh, PA 15258-0001
Telecopier No.: (412) 234-8087
Telephone No.: (412) 236-0308
Attention: Carrie Burnham

Notice Address for other issues:

Three Mellon Bank Center
Room 1203
Pittsburgh, PA 15259
Telecopier No.: (412) 234-[      ]
Telephone No.: (412) 234-1869
Attention: Charlotte Adams

                                                                   Schedule 1.02

                               NOTICE OF BORROWING

[Name and address
    of Administrative Agent in accordance with
    Section 9.01(b)]

Date:

Gentlemen:

                  Reference is made to the Credit Agreement, dated as of __________, among Reinsurance Group Of America, Incorporated, the banks listed on the signature pages thereof, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent and Royal Bank of Canada, as Co-Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.02 of the Credit Agreement of its request to have the following Loans made to it on [insert requested date of borrowing]:


                Type of Loan(1)                                Amount
                ---------------                                ------

    --------------------------------------                  --------------

    --------------------------------------                  --------------

    --------------------------------------                  --------------

                [Please disburse the proceeds of the Loans by [insert requested method of disbursement].](2)

------------------

1 Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

2 Include and complete this sentence if the proceeds of the requested Loans are to be disbursed in a manner other than by credit to an account of the Borrower at the Agent's Office.

                  The undersigned represents and warrants that (a) the borrowing requested hereby complies with the requirements of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]3 (i) each Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Loans) will be true and correct at and as of the time the Loans are made, in each case both with and without giving effect to the Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Banks to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Loans) no Default will have occurred and be continuing at the time the Loans are to be made or would result from the making of the Loans or from the application of the proceeds thereof.

                        REINSURANCE GROUP OF AMERICA, INCORPORATED


                         By:_____________________________________
                              Name:
                              Title:

-------------------
3 If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                                            Schedule 1.03(c)(iv)

                      NOTICE OF CONVERSION OR CONTINUATION

[Name and address
    of Administrative Agent in accordance with
    Section 9.01(b)]

Date:

Gentlemen:

                  Reference is made to the Credit Agreement, dated as of __________, among Reinsurance Group Of America, Incorporated, the banks listed on the signature pages thereof, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent and Royal Bank of Canada, as Co-Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.03(c)(iv) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:


                  Loans to be Converted or Continued                             Converted or Continued Loans
                  ----------------------------------                             ----------------------------


                           Last Day of Current
Type of Loan(1)              Interest Period             Amount             Type of Loan(1)             Amount
---------------              ---------------             ------             ---------------             ------

---------------              ---------------         --------------         --------------           --------------

---------------              ---------------         --------------         --------------           --------------

---------------              ---------------         --------------         --------------           --------------



                  The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of the Credit Agreement.




                                  REINSURANCE GROUP OF AMERICA, INCORPORATED


                                  By:____________________________________
                                       Name:
                                       Title:


------------
1 Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

                                                                Schedule 1.05(a)

                              NOTICE OF PREPAYMENT

[Name and address
    of Administrative Agent in accordance with
    Section 9.01(b)]

Date:

Gentlemen:

                  Reference is made to the Credit Agreement, dated as of _____________, among Reinsurance Group Of America, Incorporated, the banks listed on the signature pages thereof, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent and Royal Bank of Canada, as Co-Agent (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.05 of the Credit Agreement that it will prepay the Loans specified below on [insert date of prepayment]:

                                                         Last Day of
                                                           Current
Type of Loan(1)                                         Interest Period                 Amount
---------------                                         ---------------                 ------

--------------------------------------                 ----------------            ---------------

--------------------------------------                 ----------------            ---------------

--------------------------------------                 ----------------            ---------------




                  The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of the Credit Agreement.

                                 REINSURANCE GROUP OF AMERICA, INCORPORATED


                                 By:____________________________________
                                      Name:
                                      Title:

------------------
1 Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).

                                                                Schedule 1.11(e)

                             Non-US Bank Certificate

Reinsurance Group Of America, Incorporated

The Bank of New York

Gentlemen:

                  Reference is made to the Credit Agreement, dated as of __________, among Reinsurance Group Of America, Incorporated, the banks listed on the signature pages thereof, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent and Royal Bank of Canada, as Co-Agent. Terms used herein that are defined in such Credit Agreement are used with the meanings therein ascribed to them.

                  The undersigned hereby (a) certifies to the Borrower and the Administrative Agent that (i) it is a Non-US Bank and (ii) is entitled to submit an Internal Revenue Service Form W-8 and (b) agrees to indemnify and defend the Borrower and the Administrative Agent from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, and expenses of any kind arising out of, resulting from, or in any way connected with the certification made pursuant to clause (a) being incorrect.

                                  Very truly yours,

                                  [Bank]


                                  By:______________________________________
                                       Name:
                                       Title:

                                                             Schedule 2.01(a)(i)


                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                       CERTIFICATE AS TO RESOLUTIONS, ETC.

                  I, __________, [Assistant] Secretary of Reinsurance Group Of America, Incorporated, a Missouri corporation (the "Borrower"), hereby certify, pursuant to Section 2.01(a)(i) of the Credit Agreement dated as of __________, 2000 among Reinsurance Group Of America, Incorporated, the banks listed on the signature pages thereof, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent and Royal Bank of Canada, as Co-Agent, that:

                  1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Borrower holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:


                 Name                                   Office                        Signature

[Insert names and offices                                                       ________________________


of persons authorized to sign                                                   ________________________


the Loan Documents]                                                             ________________________


     2. Attached as Annex A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Borrower. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

     3. [List Loan Documents to which the Company is a party], in each case as executed and delivered on behalf of the Borrower, the execution and delivery of which was approved by the Board of Directors of the Borrower.

     4. There has been no amendment to the Certificate of Incorporation of the Borrower since __________, 2000.(1)

     5. Attached as Annex B is a true and correct copy of the By-laws of the Borrower as in effect on __________, 19__(2) and at all subsequent times to and including the date hereof.


---------------------
1 Insert date of the Secretary of State's Certificate of Incorporation required by Section 3.01(a)(ii).

2 Insert date of the Board of Directors' meeting adopting the resolutions referred to in paragraph 2(a).

                  IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.

                           ---------------------------
                             [Assistant] Secretary

                  I, __________, [title] of the Borrower, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Borrower, and the signature in paragraph 1 above is his genuine signature.

                  IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.

                                                     ---------------------------
                                                              [Title]

                                                            Schedule 2.01(a)(vi)

                            [Letterhead of Borrower]

                       CERTIFICATE OF NEGOTIATING OFFICER

                                                          Dated ________________

                  Reinsurance Group Of America, Incorporated (the "Borrower") is today entering into a Credit Agreement, dated as of __________ (the "Credit Agreement") with the banks listed on the signature pages thereof (the "Banks"), The Bank of New York, as Administrative Agent (the "Administrative Agent"), Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent and Royal Bank of Canada, as Co-Agent. I am the [title] of the Borrower and the officer who was principally involved in negotiating the Credit Agreement.

                  I hereby confirm that I have read the Loan Documents and that I understand that it requires the Borrower to waive any rights it may have to trial by jury and to claim any special, indirect and consequential damages. I also confirm that I understand that the Credit Agreement and the Notes embody the entire agreement among the Borrower, the Administrative Agent and the Banks and supersedes all prior agreements, representations and understandings relating to the subject matter thereof.

                  I further confirm that I have reviewed my understanding of the Credit Agreement with the General Counsel of the Borrower who have acted as lawyers for the Borrower in the transaction.

                  Finally, I confirm that in the course of negotiating the Credit Agreement I worked principally with Mr. __________ and neither he nor any other representative of the Administrative Agent or any Bank, nor the lawyers for the Administrative Agent or any Bank, made any representations to me that are inconsistent with the terms and provisions of the Credit Agreement.

                                       ---------------------------

                                                                   Schedule 3.02

                            SCHEDULE OF SUBSIDIARIES

                                                                   Schedule 4.10

                         SCHEDULE OF EXISTING GUARANTIES

                                                                   Schedule 4.11

                           SCHEDULE OF EXISTING LIENS


                        Obligation                            Secured Collateral

                                                                   Schedule 4.16

                       SCHEDULE OF EXISTING BENEFIT PLANS

                                                                   Schedule 4.18

                   SCHEDULE OF EXISTING RESTRICTIVE COVENANTS

                                                                Schedule 5.02(a)

                  SCHEDULE OF HISTORICAL FINANCIAL INFORMATION

                                                                       EXHIBIT A

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                 PROMISSORY NOTE

                                                           _______________, 19__

                  FOR VALUE RECEIVED, REINSURANCE GROUP OF AMERICA, INCORPORATED (the "Borrower") hereby promises to pay to the order of __________ (the "Bank"), for the account of its applicable Lending Office, the unpaid principal amount of each Loan made by such Bank under the Credit Agreement referred to below, on the dates and in the amounts specified in Section 1.04 of such Credit Agreement, and to pay interest on the principal amount of each such Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

                  Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Loan of the Bank and each payment, with respect thereto.

                  Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

                  This Promissory Note evidences Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of __________, 19__, among the Borrower, the banks listed on the signature pages thereof, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent and Royal Bank of Canada, as Co-Agent, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

                  This Promissory Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

                  [This is a Registered Note, and it and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and compliance with the other requirements provided for in the Credit Agreement.]

                   REINSURANCE GROUP OF AMERICA, INCORPORATED


                              By:_____________________________________
                                 Name:
                                 Title:

                                      GRID

                                 PROMISSORY NOTE



-------------------------------------------------------------------------------------------------------------------
                                         Amount of                    Amount of                    Notation
             Date                          Loan                   Principal Repaid                  Made By


-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
